UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2023

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment Number Five to Loan and Security Agreement

Vertex Energy, Inc. (the “Company”, “we” and “us”) previously filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC” or the “Commission”) on April 7, 2022 (as amended by that Form 8-K/A (Amendment No. 1) filed with the SEC on April 26, 2022) disclosing that on April 1, 2022, Vertex Refining Alabama LLC, a Delaware limited liability company (“Vertex Refining”) which is indirectly wholly-owned by the Company; the Company, as a guarantor; substantially all of the Company’s direct and indirect subsidiaries, as guarantors (together with the Company and certain direct or indirect subsidiaries of the Company which subsequently became guarantors, the “Guarantors”); certain funds and accounts under management by BlackRock Financial Management, Inc. or its affiliates, as lenders (“BlackRock”), certain funds managed or advised by Whitebox Advisors, LLC, as lenders (“Whitebox”), certain funds managed by Highbridge Capital Management, LLC, as lenders (“Highbridge”), Chambers Energy Capital IV, LP, as a lender (“Chambers”), CrowdOut Capital LLC, as a lender (“CrowdOut Capital”), CrowdOut Credit Opportunities Fund LLC, as a lender (collectively with BlackRock, Whitebox, Highbridge, Chambers and CrowdOut Warehouse, the “Lenders”); and Cantor Fitzgerald Securities, in its capacity as administrative agent and collateral agent for the Lenders (the “Agent”), entered into a Loan and Security Agreement. The Company subsequently filed (i) a Current Report on Form 8-K with the SEC on May 27, 2022 disclosing that an amendment to the Loan and Security Agreement was entered into on May 26, 2022; (ii) a Current Report on Form 8-K with the SEC on October 5, 2022 disclosing that an amendment to the Loan and Security Agreement was entered into on September 30, 2022; (iii) a Current Report on Form 8-K with the SEC on January 12, 2023, disclosing that an amendment to the Loan and Security Agreement was entered into on January 8, 2023; and (iv) a Current Report on Form 8-K with the SEC on May 31, 2023, disclosing that an amendment to the Loan and Security Agreement was entered into on May 26, 2023.

On December 28, 2023, each of the Guarantors (including the Company), together with Vertex Refining (the “Loan Parties”), entered into an Amendment Number Five to Loan and Security Agreement (“Amendment No. Five to Loan Agreement”), with the Lenders and the Agent, pursuant to which certain of the Lenders agreed to provide an additional term loan in the amount of $50 million (the “Additional Term Loan”, and together with the existing term loans, the “Term Loan”).

The Amendment No. Five to Loan Agreement amended the Loan and Security Agreement to provide for the Additional Term Loan; to waive certain technical events of default which had occurred under the Loan and Security Agreement, mainly relating to monetary thresholds for indebtedness and investments; and to include certain other mutually negotiated changes to the Loan and Security Agreement.

The proceeds of the Additional Term Loan can be used by the Company (i) for general corporate purposes, including funding working capital and liquidity needs, and (ii) to pay certain fees and expenses associated with the closing of the transactions contemplated by the Additional Term Loan.

The Amendment No. Five to Loan Agreement also provided that the Additional Term Loan, and the amounts outstanding under the existing Term Loan, will bear interest at a rate per annum equal to the sum of (i) the greater of (x) the per annum rate publicly quoted from time to time by The Wall Street Journal as the “Prime Rate” in the United States minus 1.50% as in effect on such day and (y) the Federal Funds rate for such day plus 0.50%, subject in the case of this clause (i), to a floor of 1.0%, plus (ii) 10.25%. Interest on the Additional Term Loans is payable in cash (i) quarterly, in arrears, on the last business day of each calendar quarter, commencing on the last business day of the calendar quarter ending March 28, 2024, (ii) in connection with any payment, prepayment or repayment of the Term Loans (including as discussed in greater detail below), and (iii) at maturity (whether upon demand, by acceleration or otherwise).

The Company also agreed to pay certain fees and transaction expenses in connection with the Additional Term Loan, including an exit fee calculated to pay the Lenders providing the Additional Term Loans a multiple of invested capital of 1.20x on the amount of the Additional Term Loans.

Amounts owed under the Loan and Security Agreement, including the Additional Term Loan, if not earlier repaid, are due on April 1, 2025 (or the next business day thereafter).

Pursuant to the Loan and Security Agreement (as amended), on the last day of March, June, September and December of each year (or if such day is not a business day, the next succeeding business day), beginning on June 28, 2024 and ending on December 31, 2024, Vertex Refining is required to repay $625,500 of the principal amount of the Additional Term Loans owed under the Loan and Security Agreement (i.e., 1.25% of the principal amount per quarter), subject to reductions in the event of any prepayment of the Loan and Security Agreement (as amended).

The amount of the Term Loan is secured by substantially all of the present and after-acquired assets of the Company and its subsidiaries. Additionally, Vertex Refining’s obligations under the Loan and Security Agreement (as amended) are jointly and severally guaranteed by substantially all of the Company’s subsidiaries and the Company.

The Loan and Security Agreement (as amended) includes customary representations and warranties, and affirmative and negative covenants of the Loan Parties for a facility of this size and type, including prohibiting the Loan Parties from creating any indebtedness without the consent of the Lenders, subject to certain exceptions (including as discussed above), and requiring the Loan Parties to have no less than $25 million of unrestricted cash for any period of more than three consecutive business days. The Loan and Security Agreement (as amended) includes customary events of default for transactions of this type, including failures to pay amounts due, bankruptcy proceedings, covenant defaults, attachment or seizure of a material portion of the collateral securing the Loan and Security Agreement (as amended), cross defaults, if there is a default in any agreement governing indebtedness in excess of $3,000,000, resulting in the right to accelerate such indebtedness, certain judgments against a Loan Party, misrepresentations by the Loan Parties in the transaction documents, insolvency, cross default of those certain Offtake and Supply Agreements previously entered into by the Company, a Change of Control, termination of certain intercreditor agreements, and the loss or termination of certain material contracts. Upon the occurrence of an event of default, the Agent may declare the entire amount of obligations owed under the Loan and Security Agreement (as amended) immediately due and payable and take certain other actions provided for under the Loan and Security Agreement (as amended), including enforcing security interests and guarantees.

The Loan and Security Agreement (as amended) includes customary indemnification obligations for a facility of this size and type, requiring us to indemnify the Agent and the Lenders for certain expenses, losses and claims.

In connection with the Additional Term Loan, and as additional consideration to the Lenders providing the Additional Term Loan for loaning funds to the Company in connection therewith, the Company granted warrants to purchase 1,000,000 shares of common stock of the Company to the Lenders, or affiliates thereof, providing the Additional Term Loan as discussed in greater detail below, and agreed to reprice warrants certain warrants previously granted to the Lenders, or affiliates thereof, as discussed in greater detail below.

The amounts owed under the Loan and Security Agreement (as amended) are also secured by various deeds of trusts and mortgages for the real properties described therein, over the Company’s Mobile, Alabama refinery and substantially all other material owned and leased real property of the Guarantors including properties in Texas and Louisiana.

Warrant Agreement and Registration Rights Agreement

In connection with the entry into the Amendment No. Five to Loan Agreement, and as a required term and condition thereof, on December 28, 2023, the Company granted warrants (the “New Warrants”) to purchase 1,000,000 shares of the Company’s common stock to the Lenders, or affiliates thereof, providing the Additional Term Loan. The terms of the New Warrants are set forth in a Warrant Agreement (the “Warrant Agreement”) entered into on December 28, 2023, between the Company and Continental Stock Transfer & Trust Company as warrant agent.

The New Warrants have a five year term and a $3.00 per share exercise price, and include weighted average anti-dilutive rights in the event any shares of common stock or other equity or equity equivalent securities payable in common stock are granted, issued or sold (or the Company enters into any agreement to grant, issue or sell), or in accordance with the terms of the Warrant Agreement, are deemed to have granted, issued or sold, subject to certain exceptions, in each case, at a price less than the exercise price, which automatically decreases the exercise price of the New Warrants upon the occurrence of such event, as described in greater detail in the Warrant Agreement, and increases the number of shares of common stock issuable upon exercise of the New Warrants, such that the aggregate exercise price of all New Warrants remains the same before and after any such dilutive event. Until or unless the Company receives shareholder approval under applicable Nasdaq listing rules for the issuance of more than 19.9% of the Company’s outstanding shares of common stock on April 1, 2022, pursuant to the exercise of New Warrants and warrants to purchase 2,750,000 shares of common stock with an exercise price (prior to the Warrant Repricing) of $4.50 per share and an expiration date of April 1, 2027 (of which warrants to purchase 2,584,900 shares of common stock remain outstanding) (the “April 2022 Warrants”), and warrants to purchase 250,000 shares of common stock with an exercise price (prior to the Warrant Repricing) of $9.25 per share, an expiration date of November 26, 2027 (the “May 2022 Warrants”, and together with the April 2022 Warrants, the “Prior Warrants”), in connection with the entry into the Loan and Security Agreement (i.e., 12,828,681 shares of common stock, based on 64,465,734 shares of outstanding common stock on such date) (the “Share Cap”), the Company may not issue more shares of common stock upon exercise of the Prior Warrants and New Warrants than the Share Cap, and is required to pay the Lenders cash, based on the fair market value of any shares required to be issued upon exercise of the Prior Warrants and New Warrants (as calculated in the Warrant Agreement), in excess of the Share Cap. Upon the occurrence of a fundamental transaction (as described in the Warrant Agreement), the Warrant Agreement (a) provides each holder a put right and (b) provides the Company with a call right in respect of the New Warrants. Upon the exercise of a put right by the holder or a call right by the Company, the Company is obligated to repurchase the New Warrants for the Black Scholes Value of the New Warrants repurchased, as calculated in the Warrant Agreement. The New Warrants also include cashless exercise rights and a provision preventing a holder of the New Warrants from exercising any portion of their New Warrants if such holder (together with its affiliates) would beneficially own in excess of 4.99% or 9.99% (as applicable pursuant to the Warrant Agreement) of the number of shares of Company common stock outstanding immediately after giving effect to the exercise, subject to certain rights of the holders to increase or decrease such percentage.

In connection with the grant of the New Warrants, the Company and the holders of the New Warrants entered into a Registration Rights Agreement dated December 28, 2023 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company agreed to file a registration statement (the “Initial Registration Statement”) with the Securities and Exchange Commission (the “SEC” or the “Commission”) as soon as reasonably practicable and in no event later than 30 days following December 28, 2023, for purposes of registering the resale of the shares of common stock issuable upon exercise of the New Warrants. The Company also agreed to use commercially reasonable efforts to cause the SEC to declare the Registration Statement effective as soon as practicable and no later than 45 days following the filing of the Initial Registration Statement; provided, that such date is extended until 105 days after the filing date if the Initial Registration Statement is reviewed by the staff of the Commission. The Registration Rights Agreement also provides the holders of the New Warrants certain piggyback and demand registration rights (including pursuant to an underwritten offering, in the event the gross proceeds from such underwritten offering are expected to exceed $35 million).

If, subject to certain limited exceptions described in the Registration Rights Agreement, (i) the Initial Registration Statement required to be filed pursuant to the Registration Rights Agreement is not filed on or prior to the required filing deadline (or without complying with the terms of the Registration Rights Agreement), (ii) a registration statement registering for resale all of the registrable securities is not declared effective by the Commission by the required effectiveness deadline, or (iii) during the period commencing on the effective date of the Initial Registration Statement and ending on the earlier of the date when there are no registrable securities or the fifth anniversary of the effective date of the Initial Registration Statement, a registration statement is not continuously effective to allow the sale of the shares underlying the New Warrants, for more than 10 consecutive calendar days or more than an aggregate of 15 calendar days (which need not be consecutive) during any 12-month period, then, in addition to any other rights such holder of New Warrants may have under the Registration Rights Agreement or applicable law, (x) on the first such applicable default date, the Company shall pay to such holder of New Warrants an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the fair market value (such fair market value calculated as required under the Registration Rights Agreement) of the registrable securities held by such holder (the “1% Penalty”), and (y) on each monthly anniversary of such default date until all applicable defaults have been cured, shall pay the 1% Penalty, subject to a maximum penalty of 10% of the fair market value of the registrable securities held by each applicable holder of New Warrants (such fair market value calculated as required under the Registration Rights Agreement).

The Company has agreed, among other things, to indemnify the holders of the New Warrants and their affiliates with respect to certain liabilities and to pay all fees and expenses incident to the Company’s obligations under the Registration Rights Agreement.

Finally, as additional consideration for the Lenders agreeing to Amendment No. Five to Loan Agreement, the Company agreed to reprice the Prior Warrants to have an exercise price of $3.00 per share (the “Warrant Repricing”), pursuant to the entry by the Company and Continental Stock Transfer & Trust Company, as warrant agent, into (i) an amendment, dated as of December 28, 2023, to the warrant agreement governing the April 2022 Warrants (the “April 2022 Warrant Amendment”) and an (ii) an amendment to the warrant agreement governing the May 2022 Warrants (the “May 2022 Warrant Amendment”).

* * * * *

The foregoing description of the Amendment No. Five to Loan Agreement, the Warrant Agreement, the Registration Rights Agreement, the April 2022 Warrant Amendment and the May 2022 Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such Amendment No. Five to Loan Agreement, the Warrant Agreement, the Registration Rights Agreement, the April 2022 Warrant Amendment and the May 2022 Warrant Amendment which are filed as Exhibits 10.1, 4.1, 10.2, 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures included in Item 1.01 above, including regarding the Amendment No. Five to Loan Agreement and the Additional Term Loan, and the related agreements and transactions associated therewith, are incorporated into this Item 2.03 in their entirety by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 above regarding the grant of the New Warrants and the Warrant Repricing (including the new warrants granted in connection with the Warrant Repricing) is incorporated into this Item 3.02 by reference. The issuance of the New Warrants to purchase 1,000,000 shares of common stock to the lenders of affiliates thereof, as discussed in Item 1.01 above was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with Section 4(a)(2) and/or Regulation D, Rule 506 thereunder, since the transaction did not involve a public offering, the recipients confirmed that they were “accredited investors”, and that they were acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The New Warrants and the shares of common stock issuable upon exercise thereof have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Warrant Repricing was exempt from registration pursuant to Section 4(a)(2) and Section 3(a)(9) of the Securities Act.

The maximum number of shares of common stock issuable upon exercise of the New Warrants is 1,000,000 shares of common stock, the maximum number of shares of common stock issuable upon exercise of the April 2022 Warrants is 2,584,900, and the maximum number of shares of common stock issuable upon exercise of the May 2022 Warrants is 250,000, each subject to anti-dilution protection as provided for in the Warrant Agreement and the warrant agreements governing the April 2022 Warrants and the May 2022 Warrants, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures included in Item 1.01 above, including regarding the Loan and Security Agreement, Amendment No. Five to Loan Agreement and the Term Loan (including the Additional Term Loan) and the related agreements associated therewith, are incorporated into this Item 3.03 in their entirety by reference.

Item 8.01 Other Events.

On January 2, 2024, the Company issued a press release announcing the entry into Amendment No. Five to Loan Agreement. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1*	Warrant Agreement dated December 28, 2023, by and among Vertex Energy Inc. and Continental Stock Transfer & Trust Company, as warrant agent
4.2*	Amendment to the April 1, 2022 Warrant Agreement, dated the December 28, 2023, by and among Vertex Energy Inc. and Continental Stock Transfer & Trust Company, as warrant agent
4.3*	Amendment to the May 26, 2022 Warrant Agreement dated December 28, 2023, by and among Vertex Energy Inc. and Continental Stock Transfer & Trust Company, as warrant agent
10.1*#	Amendment Number Five to Loan and Security Agreement dated May 26, 2022, by and among Vertex Refining Alabama LLC, as borrower, Vertex Energy Inc., as parent and as a guarantor, certain direct and indirect subsidiaries of Vertex Energy Inc., as guarantors, the lenders party thereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the lenders
10.2*	Registration Rights Agreement dated December 28, 2023, between Vertex Energy Inc. and each of the Holders party thereto
99.1*	Press Release dated January 2, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

# Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Vertex Energy Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: January 2, 2024	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer